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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-21161) of Shiloh Industries, Inc. of our report dated December 4, 1998, appearing on Page 17 of this Annual Report on Form 10-K.


/s/ PricewaterhouseCoopers LLP


Cleveland, Ohio
January 25, 1999